UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2006

                            THE MIDDLEBY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                            1-9973                36-3352497
  (State or Other Jurisdiction   (Commission File Number)    (IRS Employer
     of Incorporation)                                     Identification No.)

    1400 Toastmaster Drive, Elgin, Illinois                    60120
    (Address of Principal Executive Offices)                (Zip Code)

                                 (847) 741-3300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

     On November 6, 2006, The Middleby Corporation issued a press release announcing its financial results for the quarter ended September 30, 2006. A copy of that press release is furnished as Exhibit 99.1 and incorporated herein by reference.

     The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01.     Financial Statements and Exhibits.

               (c)      Exhibits.

Exhibit No.    Description
-----------    -----------------------------------------------------------------

Exhibit 99.1   Press release dated November 6, 2006 of The Middleby Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE MIDDLEBY CORPORATION


Dated: November 6, 2006                         By: /s/ Timothy J. FitzGerald
                                                    ---------------------------
                                                    Timothy J. FitzGerald
                                                    Vice President and
                                                    Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit No.    Description
-----------    -----------------------------------------------------------------

Exhibit 99.1   Press release dated November 6, 2006 of The Middleby Corporation.